UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2021
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CHANNELADVISOR CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Carrington Mill Boulevard
Morrisville, NC 27560
(Address of principal executive offices, including zip code)
(919) 228-4700
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	ECOM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Himanshu Palsule as Member of the Board of Directors
On October 4, 2021, the Board of Directors (the “Board”) of ChannelAdvisor Corporation (the “Company”) approved an increase in the size of the Board from eight to nine members and appointed Himanshu Palsule as a director to fill the vacancy created by the increase. Mr. Palsule will serve in the class of directors whose term will expire at the Company’s 2024 Annual Meeting of Stockholders. There is no family relationship between Mr. Palsule and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Mr. Palsule requiring disclosure under Item 404(a) of Regulation S-K. Additional information about Mr. Palsule is set forth below.
Mr. Palsule, age 57, has served as President of Epicor Software Corporation since January 2020, having previously served as its Executive Vice President and Chief Product and Technology Officer between 2015 and January 2020. He previously held various roles of increasing responsibility at The Sage Group plc, a software company, including as its Chief Technology Officer and Head of Strategy from 2012 to 2015 and its Executive Vice President and General Manager from 2000 to 2012. Mr. Palsule was previously Senior Vice President at Best Software, continuing in that role following its acquisition by The Sage Group. Earlier in his career, he held managerial roles at several technology companies, including Open Systems International, Man-Trak and HCL Technologies. Mr. Palsule received a B.S. in electrical engineering from the Manipal Institute of Technology and an M.S. degree in software engineering from the University of Saint Thomas.
In accordance with the Company’s compensation policy for non-employee directors, Mr. Palsule will be entitled to receive a $50,000 annual retainer for his service as a director. Mr. Palsule has also entered into the Company’s standard form of indemnification agreement.
Item 7.01 Regulation FD Disclosure.
On October 6, 2021, the Company issued a press release announcing Mr. Palsule’s appointment to the Board. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated October 6, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

* Submitted electronically with this Report in accordance with the provisions of Regulation S-T

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ David J. Spitz
Date:	October 6, 2021		David J. Spitz
Chief Executive Officer